Exhibit 99.2
Brookdale Senior Living Inc.
Corporate Overview - selected financial information
As of March 31, 2015

Corporate Overview

Brookdale Senior Living Inc. ("Brookdale") is the leading operator of senior living communities throughout the United States.  The Company is committed to providing senior living solutions primarily within properties that are designed, purpose-built and operated to provide the highest quality service, care and living accommodations for residents.  As of March 31, 2015, the Company operates independent living, assisted living and dementia-care communities and continuing care retirement centers ("CCRCs"), with 1,141 communities in 46 states and the ability to serve approximately 111,000 residents. Through its ancillary services program, the Company also offers a range of outpatient therapy, home health, personalized living and hospice services.

Stock Listing
Common Stock
NYSE: BKD

Community Information

Ownership Type	Number of Communities	Number of Units	Percentage of Q1 2015 Resident and Management Fees	Percentage of Q1 2015 Facility Operating Income
Owned	422	37,116	38.7%	36.7%
Leased	559	46,004	49.1%	53.0%
Brookdale Ancillary Services	N/A	N/A	10.8%	6.2%
Managed	160	27,458	1.4%	4.1%
Total	1,141	110,578	100.0%	100.0%

Operating Type - By Segment
Retirement Centers	99	17,423	15.3%	19.0%
Assisted Living	837	55,115	57.9%	60.3%
CCRCs - Rental	45	10,582	14.6%	10.4%
Brookdale Ancillary Services	N/A	N/A	10.8%	6.2%
Management Services	160	27,458	1.4%	4.1%
Total	1,141	110,578	100.0%	100.0%

CFFO Per Share

($ except where indicated)	FY 2014					FY 2015
	Q1	Q2	Q3	Q4	Full Year(2)	Q1
Reported CFFO	$0.54	$0.61	$0.14	$0.28	$1.57	$0.48
Add: integration, transaction-related and EMR roll-out costs (1)	0.10	0.10	0.49	0.25	0.94	0.15
Adjusted CFFO	$0.64	$0.71	$0.63	$0.53	$2.51	$0.63

Weighted average shares (000's)	124,478	125,058	159,003	183,432		183,678
Period end outstanding shares (excluding unvested restricted shares) (000's)	124,816	125,408	183,410	183,486		184,143

(1) Integration, transaction-related and EMR roll-out costs include third party expenses directly related to the integration of Emeritus and corporate capital structure assessment activities (including shareholder relations advisory matters), as well as internal costs such as labor reflecting time spent by Company personnel on integration and transaction-related activity.  Transaction costs include third party costs directly related to the acquisition of Emeritus and other acquisition and community leasing activity and are primarily comprised of legal, finance, consulting, professional fees and other third party costs.

(2) Full year CFFO for all periods is calculated as the sum of the quarterly amounts for the year.

Investor Relations
Ross Roadman
SVP, Investor Relations
Brookdale Senior Living Inc.
111 Westwood Place, Suite 400
Brentwood, TN 37027
Phone (615) 564-8104
rroadman@brookdale.com

Note: See accompanying first quarter earnings release for non-GAAP financial measure definitions and reconciliations.

Brookdale Senior Living Inc.
Segment Financial Data
As of March 31, 2015

Financial Data and Operating Information
($ in 000s, except Senior Housing average monthly revenue per unit)

Retirement Centers	FY 2014 (1) (2)					FY 2015
	Q1	Q2	Q3	Q4	Full Year	Q1
Revenue	132,349	133,441	155,227	161,295	582,312	163,486
Expenses	76,119	76,550	88,022	92,738	333,429	94,077
Segment Operating Income	56,230	56,891	67,205	68,557	248,883	69,409
Segment Operating Margin	42.5%	42.6%	43.3%	42.5%	42.7%	42.5%

Number of communities (period end)	74	74	100	99	99	99
Total average units(4)	14,161	14,162	16,594	17,315	15,558	17,369
Weighted average unit occupancy	89.3%	88.9%	89.8%	89.9%	89.5%	88.8%
Senior Housing average monthly revenue per unit(5)	$3,490	$3,532	$3,472	$3,454	$3,485	$3,533

Assisted Living	FY 2014 (2)					FY 2015
	Q1	Q2	Q3	Q4	Full Year	Q1
Revenue	277,431	277,230	516,640	614,262	1,685,563	617,344
Expenses	172,439	172,984	328,486	403,165	1,077,074	397,361
Segment Operating Income	104,992	104,246	188,154	211,097	608,489	219,983
Segment Operating Margin	37.8%	37.6%	36.4%	34.4%	36.1%	35.6%

Number of communities (period end)	440	440	841	838	838	837
Total average units(4)	22,435	22,463	45,260	55,241	36,350	55,073
Weighted average unit occupancy	89.6%	89.0%	88.8%	88.2%	88.7%	87.2%
Senior Housing average monthly revenue per unit(5)	$4,599	$4,622	$4,286	$4,203	$4,356	$4,283

CCRCs - Rental	FY 2014 (1) (2) (3)					FY 2015
	Q1	Q2	Q3	Q4	Full Year	Q1
Revenue	97,944	98,212	144,074	152,943	493,173	155,991
Expenses	71,114	72,519	109,582	118,297	371,512	118,108
Segment Operating Income	26,830	25,693	34,492	34,646	121,661	37,883
Segment Operating Margin	27.4%	26.2%	23.9%	22.7%	24.7%	24.3%

Number of communities (period end)	26	26	45	45	45	45
Total average units(4)	6,457	6,469	9,783	10,483	8,298	10,480
Weighted average unit occupancy	86.6%	85.9%	85.1%	85.9%	85.8%	86.0%
Senior Housing average monthly revenue per unit(5)	$5,839	$5,894	$5,740	$5,637	$5,757	$5,744

CCRCs - Entry Fee	FY 2014 (2) (3)					FY 2015
	Q1	Q2	Q3	Q4	Full Year	Q1
Revenue	79,169	79,100	44,145	-	202,414	-
Expenses	59,534	60,733	33,714	-	153,981	-
Segment Operating Income	19,635	18,367	10,431	-	48,433	-
Segment Operating Margin	24.8%	23.2%	23.6%	-	23.9%	-

Number of communities (period end)	15	15	-	-	-	-
Total average units(4)	5,527	5,534	2,954	-	3,504	-
Weighted average unit occupancy	84.7%	84.7%	87.0%	-	85.2%	-
Senior Housing average monthly revenue per unit(5)	$5,124	$5,091	$5,085	$-	$5,103	$-

Total Senior Housing	FY 2014 (2)					FY 2015
	Q1	Q2	Q3	Q4	Full Year	Q1
Revenue	586,893	587,983	860,086	928,500	2,963,462	936,821
Expenses	379,206	382,786	559,804	614,200	1,935,996	609,546
Operating Income	207,687	205,197	300,282	314,300	1,027,466	327,275
Operating Margin	35.4%	34.9%	34.9%	33.9%	34.7%	34.9%
G&A Allocation(6)	24,396	22,589	33,912	35,365	116,262	36,767
Adjusted Operating Income	183,291	182,608	266,370	278,935	911,204	290,508
Adjusted Operating Margin	31.2%	31.1%	31.0%	30.0%	30.7%	31.0%

Number of communities (period end)	555	555	986	982	982	981
Total average units(4)	48,580	48,628	74,591	83,039	63,710	82,922
Weighted average unit occupancy	88.6%	88.1%	88.5%	88.3%	88.3%	87.4%
Senior Housing average monthly revenue per unit(5)	$4,491	$4,518	$4,317	$4,220	$4,357	$4,305

Brookdale Senior Living Inc.
Segment Financial Data
As of March 31, 2015

Financial Data and Operating Information (continued)
($ in 000s, except Senior Housing average monthly revenue per unit)

Brookdale Ancillary Services	FY 2014 (2)					FY 2015
	Q1	Q2	Q3	Q4	Full Year	Q1
Revenue	63,417	65,534	95,426	113,458	337,835	115,411
Expenses	50,664	52,629	77,280	93,799	274,372	92,669
Segment Operating Income	12,753	12,905	18,146	19,659	63,463	22,742
Segment Operating Margin	20.1%	19.7%	19.0%	17.3%	18.8%	19.7%
G&A Allocation(6)	5,642	5,908	5,709	9,050	26,309	8,251
Adjusted Segment Operating Income	7,111	6,997	12,437	10,609	37,154	14,491
Adjusted Segment Operating Margin	11.2%	10.7%	13.0%	9.4%	11.0%	12.6%

Brookdale units served:
Outpatient Therapy consolidated	37,974	38,328	37,899	36,843		40,740
Home Health consolidated	34,518	35,061	33,254	37,006		44,239
Outpatient Therapy non-consolidated	14,138	13,942	18,716	17,164		18,920
Home Health non-consolidated	12,819	12,336	16,036	18,954		19,258
Total Brookdale units served:
Outpatient Therapy	52,112	52,270	56,615	54,007		59,660
Home Health	47,337	47,397	49,290	55,960		63,497

Outpatient Therapy treatment codes	812,632	798,754	762,993	679,057		636,413
Home Health average census	5,084	5,257	10,314	12,723		13,767

Total Senior Housing and Brookdale Ancillary Services	FY 2014 (2)					FY 2015
	Q1	Q2	Q3	Q4	Full Year	Q1
Revenue	650,310	653,517	955,512	1,041,958	3,301,297	1,052,232
Expenses	429,870	435,415	637,084	707,999	2,210,368	702,215
Operating Income	220,440	218,102	318,428	333,959	1,090,929	350,017
Operating Margin	33.9%	33.4%	33.3%	32.1%	33.0%	33.3%
G&A Allocation(6)	30,038	28,497	39,621	44,415	142,571	45,018
Adjusted Operating Income	190,402	189,605	278,807	289,544	948,358	304,999
Adjusted Operating Margin	29.3%	29.0%	29.2%	27.8%	28.7%	29.0%

Management Services	FY 2014 (2)					FY 2015
	Q1	Q2	Q3	Q4	Full Year	Q1
Revenue (Management Fees)	7,402	7,489	10,428	16,920	42,239	15,097
Expenses (G&A Allocation)(6)	6,116	5,649	7,453	10,732	29,950	9,755
Segment Operating Income	1,286	1,840	2,975	6,188	12,289	5,342
Segment Operating Margin	17.4%	24.6%	28.5%	36.6%	29.1%	35.4%

Number of communities (period end)	92	92	161	161	161	160
Total average units(4)	17,140	16,978	20,919	27,318	20,589	27,185
Weighted average occupancy	86.3%	86.8%	86.3%	86.4%	86.5%	86.5%
Senior Housing average monthly revenue per unit(5)	$3,706	$3,701	$3,949	$4,236	$3,943	$4,277

Total Senior Housing, Brookdale Ancillary and Management Services	FY 2014 (2)					FY 2015
	Q1	Q2	Q3	Q4	Full Year	Q1
Revenue	657,712	661,006	965,940	1,058,878	3,343,536	1,067,329
Expenses	429,870	435,415	637,084	707,999	2,210,368	702,215
Operating Income	227,842	225,591	328,856	350,879	1,133,168	365,114
Operating Margin	34.6%	34.1%	34.0%	33.1%	33.9%	34.2%
G&A Allocation (6)	36,154	34,146	47,074	55,147	172,521	54,773
Adjusted Operating Income	191,688	191,445	281,782	295,732	960,647	310,341
Adjusted Operating Margin	29.1%	29.0%	29.2%	27.9%	28.7%	29.1%

Brookdale Senior Living Inc.
Segment Financial Data
As of March 31, 2015

Financial Data and Operating Information (continued)
($ in 000s, except Senior Housing average monthly revenue per unit)

(1) During the quarter ended December 31, 2014, one community was moved from the Retirement Centers segment to the CCRCs - Rental segment to more accurately reflect the underlying product offering of the community. The movement did not change the Company's reportable segments, but it did impact the financial data and operating information reported within the Retirement Centers and CCRCs - Rental segments.  Prior quarters have not been recast.

(2) The third quarter of 2014 represents the first quarter of results that include the operations of Emeritus, which the Company acquired on July 31, 2014, as well as the impact from the transactions with HCP, Inc., which closed on August 29, 2014. Results from the third and fourth quarter of 2014 reflect the impact of those transactions, and results from the first and second quarter of 2014 reflect legacy Brookdale on a stand-alone basis.

(3) In connection with the transactions completed with HCP on August 29, 2014, the Company contributed all but two of its entry fee CCRCs to the entry fee CCRC venture with HCP, at which time the communities were deconsolidated.  The results of the entry fee CCRCs contributed to the venture are reported in the Company's CCRCs - Entry Fee segment for the time periods prior to being contributed to the venture. The results of the two remaining entry fee CCRCs are reported in the Company's CCRCs - Rental segment beginning with the third quarter of 2014. The Company no longer reports operating results for a CCRCs – Entry Fee segment.

(4) Senior Housing total average units operated represents the average number of units operated during the period, excluding equity homes.

(5) Average monthly revenue per unit represents the average of total monthly revenues, excluding amortization of entrance fees and Brookdale Ancillary Services segment revenue, divided by average occupied units.

(6) Excludes non-cash stock-based compensation expense and integration, transaction-related and EMR roll-out costs.

Brookdale Senior Living Inc.
Senior Housing Data by Ownership Type
As of March 31, 2015

Financial Data and Operating Information
($ in 000s, except Senior Housing average monthly revenue per unit)

Owned Properties	FY 2014 (1)					FY 2015
	Q1	Q2	Q3	Q4	Full Year	Q1
Revenue	277,700	277,748	369,078	385,654	1,310,180	412,555
Expenses	182,706	184,773	247,359	260,901	875,739	278,658
Segment Operating Income	94,994	92,975	121,719	124,753	434,441	133,897
Segment Operating Margin	34.2%	33.5%	33.0%	32.3%	33.2%	32.5%

Number of communities (period end)	226	226	403	399		422
Total average units(2)	22,775	22,799	32,079	34,904		36,923
Weighted average unit occupancy	88.5%	88.0%	88.2%	87.6%		86.5%
Senior Housing average monthly revenue per unit(3)	$4,516	$4,532	$4,302	$4,202		$4,305

Leased Properties with Purchase Options	FY 2014 (1)					FY 2015
	Q1	Q2	Q3	Q4	Full Year	Q1
Revenue	77,863	77,418	87,008	86,441	328,730	82,064
Expenses	49,497	49,719	57,026	57,839	214,081	52,876
Segment Operating Income	28,366	27,699	29,982	28,602	114,649	29,188
Segment Operating Margin	36.4%	35.8%	34.5%	33.1%	34.9%	35.6%

Number of communities (period end)	84	84	111	112		103
Total average units(2)	6,391	6,391	7,347	7,555		7,027
Weighted average unit occupancy	89.0%	88.4%	88.6%	88.5%		87.8%
Senior Housing average monthly revenue per unit(3)	$4,447	$4,440	$4,394	$4,312		$4,433

Leased Properties without Purchase Options	FY 2014 (1)					FY 2015
	Q1	Q2	Q3	Q4	Full Year	Q1
Revenue	231,330	232,817	404,000	456,405	1,324,552	442,202
Expenses	147,003	148,294	255,419	295,460	846,176	278,012
Segment Operating Income	84,327	84,523	148,581	160,945	478,376	164,190
Segment Operating Margin	36.5%	36.3%	36.8%	35.3%	36.1%	37.1%

Number of communities (period end)	245	245	472	471		456
Total average units(2)	19,414	19,438	35,165	40,580		38,972
Weighted average unit occupancy	88.2%	87.9%	88.6%	88.8%		88.2%
Senior Housing average monthly revenue per unit(3)	$4,491	$4,533	$4,314	$4,218		$4,282

Total Senior Housing	FY 2014 (1)					FY 2015
	Q1	Q2	Q3	Q4	Full Year	Q1
Revenue	586,893	587,983	860,086	928,500	2,963,462	936,821
Expenses	379,206	382,786	559,804	614,200	1,935,996	609,546
Operating Income	207,687	205,197	300,282	314,300	1,027,466	327,275
Operating Margin	35.4%	34.9%	34.9%	33.9%	34.7%	34.9%

Number of communities (period end)	555	555	986	982	981
Total average units(2)	48,580	48,628	74,591	83,039	82,922
Weighted average unit occupancy	88.6%	88.1%	88.5%	88.3%	87.4%
Senior Housing average monthly revenue per unit(3)	$4,491	$4,518	$4,317	$4,220	$4,305

(1) The third quarter of 2014 represents the first quarter of results that include the operations of Emeritus, which the Company acquired on July 31, 2014, as well as the impact from the transactions with HCP, Inc., which closed on August 29, 2014. Results from the third and fourth quarter of 2014 reflect the impact of those transactions, and results from the first and second quarter of 2014 reflect legacy Brookdale on a stand-alone basis.

(2) Senior Housing total average units operated represents the average number of units operated during the period, excluding equity homes.

(3) Average monthly revenue per unit represents the average of total monthly revenues, excluding amortization of entrance fees and Brookdale Ancillary Services segment revenue, divided by average occupied units.

Brookdale Senior Living Inc.
Same Community and Capital Expenditure Information
As of March 31, 2015

Same Community Information
($ in 000s, except Avg. Mo. Revenue/Unit)	Legacy Brookdale Senior Housing
	Three Months Ended March 31,
	2015	2014	% Change
Revenue	$495,556	$481,324	3.0%
Operating Expense	320,901	308,192	4.1%
Facility Operating Income	$174,655	$173,132	0.9%
Facility Operating Margin	35.2%	36.0%	-0.8%

# Communities	509	509
Avg. Period Occupancy	88.0%	89.1%	-1.1%
Avg. Mo. Revenue/Unit	$4,648	$4,459	4.2%

	Legacy Emeritus Senior Housing
	Three Months Ended March 31,
	2015	2014	% Change
Revenue	$399,228	$400,269	-0.3%
Operating Expense	261,889	266,816	-1.8%
Facility Operating Income	$137,339	$133,453	2.9%
Facility Operating Margin	34.4%	33.3%	1.1%

# Communities	443	443
Avg. Period Occupancy	87.0%	89.0%	-2.0%
Avg. Mo. Revenue/Unit	$3,936	$3,860	2.0%

	Combined Brookdale and Emeritus Senior Housing
	Three Months Ended March 31,
	2015	2014	% Change
Revenue	$894,784	$881,593	1.5%
Operating Expense	582,790	575,008	1.4%
Facility Operating Income	$311,994	$306,585	1.8%
Facility Operating Margin	34.9%	34.8%	0.1%

# Communities	952	952
Avg. Period Occupancy	87.5%	89.0%	-1.5%
Avg. Mo. Revenue/Unit	$4,301	$4,165	3.3%

Same Community Information reflects historical results from operations for same store communities (utilizing the Company's methodology for determining same store communities).

Schedule of Capital Expenditures
($ in 000s)
	Three Months Ended March 31,
Type	2015	2014
Recurring	$16,762	$9,369
Reimbursements	(1,759)	-
Net Recurring	15,003	9,369
EBITDA-enhancing / Major Projects (1)	26,136	22,881
Program Max, net (2)	9,139	11,465
Corporate, integration and other (3)	13,555	4,386
Net Total Capital Expenditures (4)	$63,833	$48,101

(1)  Includes EBITDA-enhancing projects (primarily community renovations and apartment upgrades) and other major building infrastructure projects. Amounts shown are amounts invested, net of third party lessor funding received of $2.8 million for the three months ended March 31, 2015.

(2)  Includes community expansions and major repositioning or upgrade projects.  Also includes de novo community developments.  Amounts shown are amounts invested, net of third party lessor funding received of $10.7 million and $11.6 million for the three months ended March 31, 2015 and 2014, respectively.

(3)  Corporate, integration and other includes capital expenditures for information technology systems and equipment and expenditures supporting the expansion of our support platform and ancillary services programs.

(4)  Approximately $14.9 million and $10.0 million of expense was recognized during the three months ended March 31, 2015 and 2014, respectively, for normal repairs and maintenance and capital spend under $1,500 per invoice, except for unit turnovers.

Brookdale Senior Living Inc.
Capital Structure - selected financial information
As of March 31, 2015
($ in 000s)

Debt Maturities and Scheduled Principal Repayments

	Maturities
	Mortgage	weighted	Line of	weighted	Capital and	weighted	Total
	Debt (1)	rate (2)	Credit	rate (2)	Financing Leases	rate (2)	Debt

2015	$125,932	4.64%	$-	-	$54,872	7.27%	$180,804
2016	67,251	4.99%	-	-	135,379	9.68%	202,630
2017	561,683	5.84%	-	-	86,981	8.56%	648,664
2018	1,306,995	4.57%	-	-	112,972	7.31%	1,419,967
2019	159,534	6.20%	-	-	122,830	8.05%	282,364
Thereafter	1,359,955	4.08%	300,000	3.76%	2,079,099	8.23%	3,739,054
Total	$3,581,350	4.67%	$300,000	3.76%	$2,592,133	8.25%	$6,473,483

Coverage Ratios

	Three months ended March 31, 2015 (3)
		Senior Housing		Interest/Cash Lease
	Units	FOI	Adj. FOI **	Payments	Coverage
Owned communities	37,116	$133,897	$110,021	$42,348	2.6x
Leased communities *	46,004	$193,378	$163,139	$154,664	1.1x

* Leased communities include capital leases.
** Adjusted for 5% management fee and capital expenditures @ $350/unit.

Debt Amortization

	Three months ended March 31,
	2015	2014
Scheduled debt amortization	$22,384	$13,842
Lease financing debt amortization - FMV or no purchase option (4)	12,439	3,897
Lease financing debt amortization - bargain purchase option	1,158	4,662
Total debt amortization	$35,981	$22,401

Line Availability

	03/31/14	06/30/14	09/30/14	12/31/14	03/31/15

Total line commitment	$250,000	$250,000	$250,000	$500,000	$500,000

Line availability (6)	$250,000	$250,000	$202,860	$488,389	$466,746
Ending line balance	25,000	12,000	-	100,000	300,000
Available to draw	$225,000	$238,000	$202,860	$388,389	$166,746
Cash and cash equivalents	45,701	50,934	238,324	104,083	115,182
Total liquidity (available to draw + cash)	$270,701	$288,934	$441,184	$492,472	$281,928

Total letters of credit outstanding	$71,675	$71,650	$74,488	$72,730	$83,935

Leverage Ratios

		Annualized
		Leverage
Three months ended March 31, 2015 annualized Adjusted EBITDAR	$1,301,796
Less: cash lease expense	(378,888)
Three months ended March 31, 2015 annualized Adjusted EBITDA	922,908
Less: cash capital and financing lease payments	(239,768)
Three months ended March 31, 2015 annualized Adjusted EBITDA after capital and financing lease payments	683,140

Debt (1)	3,581,350	5.2x
Line of credit	300,000
Less: unrestricted cash	(115,182)
Less: cash held as collateral against existing debt	(2,953)
Total net debt	3,763,215	5.5x

Plus: Three months ended March 31, 2015 annualized cash capital and financing	1,918,144
lease payments multiplied by 8
Total net debt after capital and financing leases	5,681,359	6.2x

Three months ended March 31, 2015 annualized cash lease expense multiplied by 8	3,031,104
Total adjusted net debt	$8,712,463	6.7x

Debt Structure

		Weighted
	Balance	rate (2)
Fixed rate debt (1)	$2,564,274	5.31%
Variable rate debt (1)	1,017,076	3.05%
Capital and financing leases	2,592,133	8.25%
Line of credit (cash borrowings)	300,000	3.76%
Total debt	$6,473,483

	Balance	% of total
Variable rate debt with interest rate caps (1) (5)	$822,492	80.9%
Variable rate debt - unhedged (1)	194,584	19.1%
Total variable rate debt (1)	$1,017,076	100.0%

(1) Includes mortgage debt and convertible notes, but excludes capital and financing leases and line of credit.

(2) Pertaining to variable rate debt, reflects a) market rates for stated reporting period and b) applicable cap rates for hedged debt.

(3) Senior housing FOI and adjusted FOI exclude Brookdale Ancillary Services segment operating income.

(4) Payments are included in CFFO.

(5) Weighted cap rate for stated reporting period of 4.31% is materially above current market rates, therefore caps have no impact on consolidated interest expense for given period.

(6) The actual amount available to borrow under the line may vary from time to time as it is based on borrowing base calculations related to the value and performance of the communities securing the facility.

Brookdale Senior Living Inc.
CFFO Reconciliation
As of March 31, 2015

CFFO Calculation
($ in 000s)

	Three Months Ended March 31,
	2015	2014

Net cash provided by operating activities (includes non-refundable entrance fees)	$10,057	$52,696
Changes in operating assets and liabilities (eliminates cash flow effect)	16,425	28,558
Add: Refundable entrance fees received	36	5,924
Less: Entrance fee refunds disbursed	(829)	(8,446)
Less: Recurring capital expenditures, net	(15,003)	(9,369)
Less: Lease financing debt amortization with fair market value or no purchase options	(12,439)	(3,897)
Add: Loss on facility lease termination	76,143	-
Less: Distributions from unconsolidated ventures from cumulative share of net earnings	(500)	(245)
Add: CFFO from unconsolidated ventures	14,213	2,241
Cash From Facility Operations	$88,103	$67,462

Add: Integration, transaction-related and EMR roll-out costs	27,300	11,783
Adjusted Cash From Facility Operations	$115,403	$79,245

Revenue Reconciliation (1)
($ in 000s except average monthly revenue per quarter)
	FY 2014					FY 2015	Q1 2015 CFFO Distribution
	Q1	Q2	Q3	Q4	Full Year	Q1	Owned	Other (3)	Transaction/ Integration
Revenue reconciliation excl. entrance fee amortization
Average monthly revenue per quarter	$4,491	$4,518	$4,317	$4,220	$4,357	$4,305	$4,305	$4,306	$-
Average monthly units (excluding equity homes) available	48,562	48,608	74,538	82,995	254,923	82,927	36,929	45,950	-
Average occupancy for the quarter	88.6%	88.1%	88.5%	88.3%	88.3%	87.4%	86.5%	88.2%	-
Senior Housing resident fee revenue	$579,691	$580,436	$854,329	$927,786	$2,942,242	$936,054	$412,555	$523,499	$-

Add: Brookdale Ancillary Services segment revenue	63,417	65,534	95,426	113,458	337,835	115,411	-	115,411	-
Add: Management fee revenue	7,402	7,489	10,428	16,920	42,239	15,097	-	15,097	-
Total revenues excluding entrance fee amortization	$650,510	$653,459	$960,183	$1,058,164	$3,322,316	$1,066,562	$412,555	$654,007	$-

CFFO Reconciliation to the Income Statement

Resident and management fee revenue	$657,712	$661,006	$965,940	$1,058,878	$3,343,536	$1,067,329	$412,555	$654,774	$-
Less: Entrance fee amortization	(7,202)	(7,547)	(5,757)	(714)	(21,220)	(767)	-	(767)	-
Adjusted revenues	650,510	653,459	960,183	1,058,164	3,322,316	1,066,562	412,555	654,007	-

Less: Facility operating expenses	(429,870)	(435,415)	(637,084)	(707,999)	(2,210,368)	(702,215)	(278,658)	(423,557)	-
Add: Change in future service obligation	-	-	-	670	670	-	-	-	-
Adjusted facility operating expenses	(429,870)	(435,415)	(637,084)	(707,329)	(2,209,698)	(702,215)	(278,658)	(423,557)	-

Less: G&A including non-cash stock-based compensation expense	(44,665)	(47,008)	(90,020)	(98,574)	(280,267)	(84,204)	(18,814)	(44,832)	(20,558)
Less: Transaction costs	(10,844)	(6,808)	(41,572)	(7,725)	(66,949)	(6,742)	-	-	(6,742)
Add: G&A non-cash stock-based compensation expense	7,572	7,729	7,869	5,129	28,299	8,873	2,623	6,250	-
Net G&A (4)	(47,937)	(46,087)	(123,723)	(101,170)	(318,917)	(82,073)	(16,191)	(38,582)	(27,300)

Less: Facility lease expense	(69,869)	(70,030)	(91,462)	(92,469)	(323,830)	(94,471)	-	(94,471)	-
Add: Straight-line lease expense	(223)	(217)	2,840	(961)	1,439	2,801	-	2,801	-
Add: Amortization of (above) below market lease, net	-	-	(1,377)	(2,067)	(3,444)	(1,959)	-	(1,959)	-
Less: Amortization of deferred gain	(1,093)	(1,093)	(1,093)	(1,093)	(4,372)	(1,093)	-	(1,093)	-
Net lease expense	(71,185)	(71,340)	(91,092)	(96,590)	(330,207)	(94,722)	-	(94,722)	-

Add: Entrance fee receipts	14,959	25,924	9,576	2,587	53,046	2,491	-	2,491	-
Less: Entrance fee disbursements	(8,446)	(9,213)	(7,668)	(538)	(25,865)	(829)	-	(829)	-
Net entrance fees	6,513	16,711	1,908	2,049	27,181	1,662	-	1,662	-

Add: CFFO from unconsolidated ventures	2,241	1,996	9,435	11,662	25,334	14,213	-	14,213	-

Adjusted EBITDA	110,272	119,324	119,627	166,786	516,009	203,427	117,706	113,021	(27,300)

Less: Recurring capital expenditures, net	(9,369)	(11,841)	(13,199)	(16,353)	(50,762)	(15,003)	(7,286)	(7,717)	-
Less: Interest expense, net	(29,677)	(29,372)	(73,030)	(91,933)	(224,012)	(89,424)	(41,921)	(47,503)	-
Less: Lease financing debt amortization with fair market value or no purchase options	(3,897)	(3,983)	(10,710)	(10,028)	(28,618)	(12,439)	-	(12,439)	-
Less: Other	133	2,528	217	2,847	5,725	1,542	-	1,542	-

Reported CFFO	$67,462	$76,656	$22,905	$51,319	$218,342	$88,103	$68,499	$46,904	$(27,300)

Add: integration, transaction-related and EMR roll-out costs	11,783	11,941	76,649	46,023	146,396	27,300	-	-	-
Adjusted CFFO	$79,245	$88,597	$99,554	$97,342	$364,738	$115,403	$68,499	$46,904	$(27,300)

CFFO Per Share
($ except where indicated)

	FY 2014					FY 2015	Q4 2014 Distribution
	Q1	Q2	Q3	Q4	Full Year(2)	Q1	Owned	Other	Transaction/ Integration
Reported CFFO	$0.54	$0.61	$0.14	$0.28	$1.57	$0.48	$0.37	$0.26	$(0.15)
Add: integration, transaction-related and EMR roll-out costs	0.10	0.10	0.49	0.25	0.94	0.15	-	-	0.15
Adjusted CFFO	$0.64	$0.71	$0.63	$0.53	$2.51	$0.63	$0.37	$0.26	$-

Shares used in calculation of CFFO (000's)	124,478	125,058	159,003	183,432		183,678	183,678	183,678	183,678

(1) Revenue excludes reimbursed costs incurred on behalf of managed communities.

(2) Full year CFFO for all periods is calculated as the sum of the quarterly amounts for the year.

(3) Other includes financial data and operating information from leased communities, Brookdale Ancillary Services, and Management Services.

(4) Allocation of G&A to Owned and Other is based upon a percentage of revenue and excludes non-cash stock-based compensation expense and integration, transaction-related and EMR roll-out costs.

Note:  CFFO is a measurement of liquidity that is not calculated in accordance with GAAP and should not be viewed in isolation or as a substitute for any GAAP financial measure.  CFFO is not a measure of financial performance under GAAP.  We strongly urge you to review the reconciliation of CFFO to GAAP net cash provided by operating activities, along with our consolidated financial statements, included in the accompanying earnings release.

Brookdale Senior Living Inc.
CFFO from Unconsolidated Ventures
As of March 31, 2015

CFFO from Unconsolidated Ventures reconciliation
($ in 000s)	Entrance Fee Ventures			Senior Housing Rental Ventures
	FY 2014		FY 2015	FY 2014		FY 2015
	Q3	Q4	Q1	Q3	Q4	Q1

Resident revenue	$33,257	$85,546	$87,473	$80,862	$125,970	$127,513
Less: Entrance fee amortization	(638)	(554)	(1,141)	-	-	-
Adjusted revenues	32,619	84,992	86,332	80,862	125,970	127,513

Less: Facility operating expenses	(25,040)	(68,288)	(67,451)	(51,698)	(84,306)	(83,469)
Add: Change in future service obligation	-	-	-	-	-	-
Adjusted facility operating expenses	(25,040)	(68,288)	(67,451)	(51,698)	(84,306)	(83,469)

Less: G&A including non-cash stock-based compensation expense	(6,015)	(4,948)	(4,707)	(3,925)	(6,077)	(6,153)
Add: G&A non-cash stock-based compensation expense	-	-		-	-	-
Net G&A	(6,015)	(4,948)	(4,707)	(3,925)	(6,077)	(6,153)

Add: Entrance fee receipts	16,112	26,210	23,251	-	-	-
Less: Entrance fee disbursements	(4,780)	(13,888)	(9,181)	-	-	-
Net entrance fees	11,332	12,322	14,070	-	-	-

Adjusted EBITDA	12,896	24,078	28,244	25,239	35,587	37,891

Less: Recurring capital expenditures, net	(193)	(1,347)	(1,159)	(974)	(2,431)	(2,336)
Less: Interest expense, net	(1,161)	(1,575)	(1,530)	(15,648)	(26,447)	(25,845)
Less: Other	-	-	-	-	(276)	(613)

Reported Cash From Facility Operations for Unconsolidated Ventures	$11,542	$21,156	$25,555	$8,617	$6,433	$9,097

Add: integration, transaction-related and EMR roll-out costs	4,088	210	-	738	-	-
Adjusted Cash From Facility Operations for Unconsolidated Ventures	$15,630	$21,366	$25,555	$9,355	$6,433	$9,097

Brookdale Weighted Average Ownership %	51.7%	51.0%	51.0%	14.5%	11.9%	13.0%
CFFO from Unconsolidated Ventures	$8,081	$10,896	$13,033	$1,354	$766	$1,180

Leverage Ratio for Unconsolidated Ventures
Debt Principal as of March 31, 2015	$195,800		$1,328,908
Annualized Adjusted EBITDA	112,976		151,564
Annualized Leverage	1.7	x	8.8	x

Unconsolidated Ventures Schedule of Capital Expenditures
($ in 000s)	FY 2014		FY 2015
Type	Q3	Q4	Q1
Recurring	$1,167	$3,778	$3,495
EBITDA-enhancing / Major Projects	5,247	17,199	13,243
Program Max, net	2,758	3,665	4,340
Net Total Capital Expenditures	$9,172	$24,642	$21,078

Brookdale Senior Living Inc.
Cash Lease and Interest Expense
As of March 31, 2015

Cash Lease and Interest Expense
($ in 000s)	FY 2014		FY 2015
	Q3	Q4	Q1

Facility Lease Payments

Facility lease expense	$91,462	$92,469	$94,471
Less: Straight-line lease expense, net	(1,463)	3,028	(842)
Add: Amortization of deferred gain	1,093	1,093	1,093
Cash lease payments - Operating Leases	$91,092	$96,590	$94,722
Supplemental breakout:
Communities with purchase options	$5,590	$6,320	$6,343
Communities without purchase options	85,502	90,270	88,379
	$91,092	$96,590	$94,722

Capital Lease Interest	$40,916	$56,873	$53,203
Capital Lease Interest - noncash	(5,947)	(6,700)	(5,700)
Capital lease principal (1)	10,710	10,028	12,439
Net lease payments - Capital and Financing Leases	$45,679	$60,201	$59,942
Supplemental breakout:
Communities with purchase options	$13,571	$14,755	$14,205
Communities without purchase options	32,108	45,446	45,737
	$45,679	$60,201	$59,942

Total net lease payments	$136,771	$156,791	$154,664

Interest Expense

Property level debt interest expense	$36,278	$39,930	$40,174
Convertible debt interest expense	2,174	2,174	2,174
Total debt interest payments	38,452	42,104	42,348
Less: interest income	(392)	(345)	(427)
Interest expense, net	$38,060	$41,759	$41,921

(1) Includes lease financing debt amortization on communities with FMV or no purchase option. Payments are included in CFFO.

Brookdale Senior Living Inc.
Quarterly Cash Flow Statements
As of March 31, 2015
($ in 000s)

Cash Flow Statements

	Q1 2014	Q2 2014	Q3 2014	Q4 2014	FY 2014	Q1 2015
Cash Flows from Operating Activities
Net loss	$(2,299)	$(3,295)	$(37,036)	$(106,796)	$(149,426)	$(130,709)
Adjustments to reconcile net loss to net cash provided by operating activities:
Debt modification and extinguishment costs	-	3,197	569	2,621	6,387	44
Depreciation and amortization, net	74,334	75,166	178,810	216,202	544,512	220,808
Asset impairment	-	-	-	9,992	9,992	-
Equity in (earnings) loss of unconsolidated ventures	(636)	(1,523)	1,246	742	(171)	(1,484)
Distributions from unconsolidated ventures from cumulative share of net earnings	245	370	595	630	1,840	500
Amortization of deferred gain	(1,093)	(1,093)	(1,093)	(1,093)	(4,372)	(1,093)
Amortization of entrance fees	(7,202)	(7,547)	(5,757)	(714)	(21,220)	(767)
Proceeds from deferred entrance fee revenue	9,035	14,906	6,188	2,575	32,704	2,455
Deferred income tax provision (benefit)	598	(5)	(116,757)	(66,207)	(182,371)	(79,237)
Change in deferred lease liability	(223)	(217)	2,840	(961)	1,439	2,801
Change in fair value of derivatives	847	1,322	10	532	2,711	550
Loss (gain) on sale of assets	76	39	200	(761)	(446)	-
Change in future service obligation	-	-	-	670	670	-
Non-cash stock-based compensation	7,572	7,729	7,869	5,129	28,299	8,873
Non-cash interest expense on financing leases	-	-	5,947	6,700	12,647	5,700
Amortization of (above) below market rents, net	-	-	(1,377)	(2,067)	(3,444)	(1,959)
Changes in operating assets and liabilities:
Accounts receivable, net	(2,499)	3,914	23,671	(21,576)	3,510	(13,140)
Prepaid expenses and other assets, net	(5,816)	(8,369)	(53,861)	15,178	(52,868)	24,504
Accounts payable and accrued expenses	(27,561)	14,245	6,222	23,906	16,812	(38,773)
Tenant refundable fees and security deposits	(615)	138	(674)	(32)	(1,183)	(510)
Deferred revenue	7,933	(7,459)	(4,978)	1,134	(3,370)	11,494
Net cash provided by operating activities	52,696	91,518	12,634	85,804	242,652	10,057
Cash Flows from Investing Activities
Decrease (increase) in lease security deposits and lease acquisition deposits, net	7	(73)	3,326	(52,204)	(48,944)	13,037
Decrease (increase) in cash and escrow deposits — restricted	6,627	(6,039)	14,052	42,295	56,935	12,289
Additions to property, plant and equipment and leasehold intangibles, net	(59,717)	(73,712)	(79,104)	(91,712)	(304,245)	(79,129)
Acquisition of assets, net of related payables and cash received	(515)	-	(39,303)	(623)	(40,441)	(174,305)
Acquisition of Emeritus Corporation, cash acquired	-	-	28,429	-	28,429	-
Payment on notes receivable, net	76	2,564	73	556	3,269	740
Investment in unconsolidated ventures	-	-	(25,532)	(967)	(26,499)	(3,923)
Distributions received from unconsolidated ventures	-	2,643	9,414	218	12,275	-
Proceeds from sale of assets, net	-	-	-	4,339	4,339	-
Net cash used in investing activities	(53,522)	(74,617)	(88,645)	(98,098)	(314,882)	(231,291)
Cash Flows from Financing Activities
Proceeds from debt	20,516	159,638	46,356	100,129	326,639	85,365
Repayment of debt and capital and financing lease obligations	(22,401)	(159,412)	(92,568)	(309,964)	(584,345)	(47,555)
Proceeds from line of credit	70,000	12,000	160,000	200,000	442,000	445,000
Repayment of line of credit	(75,000)	(25,000)	(172,000)	(100,000)	(372,000)	(245,000)
Proceeds from public equity offering, net	-	-	330,405	(19)	330,386	-
Payment of financing costs, net of related payables	(2,905)	2,087	(202)	(8,373)	(9,393)	(1,481)
Refundable entrance fees:
Proceeds from refundable entrance fees	5,924	11,018	3,388	12	20,342	36
Refunds of entrance fees	(8,446)	(9,213)	(7,668)	(538)	(25,865)	(829)
Cash portion of loss on extinguishment of debt, net	-	(3,180)	(921)	-	(4,101)	(44)
Payment on lease termination	-	-	(3,875)	(3,875)	(7,750)	(3,875)
Other	328	394	486	681	1,889	716
Net cash (used in) provided by financing activities	(11,984)	(11,668)	263,401	(121,947)	117,802	232,333
Net (decrease) increase in cash and cash equivalents	(12,810)	5,233	187,390	(134,241)	45,572	11,099
Cash and cash equivalents at beginning of period	58,511	45,701	50,934	238,324	58,511	104,083
Cash and cash equivalents at end of period	$45,701	$50,934	$238,324	$104,083	$104,083	$115,182